UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2020

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9101 Wall Street, Suite 1300, Austin, TX 78754
(Address of Principal Executive Offices) (Zip Code)

(512) 334-8900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCON	The NASDAQ Stock Market LLC

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 22, 2020, Superconductor Technologies, Inc. (the “Company,” “STI” or “we”) committed to a cost reduction plan for the purpose of extending the Company’s operating capital (in light of the Company’s cash limitations previously disclosed) and aligning its personnel needs and capital requirements as the Company explores strategic alternatives as further discussed below.  The cost reduction plan includes maintaining operations of the Company’s cryogenics initiatives while ceasing additional manufacturing of the Company’s HTS Conductus® wire.    The cost reduction plan also includes a reduction in force to result in the termination of 19 employees or approximately 70% of the Company’s employee workforce.  As a result of the cost reduction plan, the Company anticipates that it will not incur any significant charges for severance or other employee termination related costs.  The Company is not currently aware of any other significant charges it will incur as a result of the cost reduction plan.

As previously announced, the Company is exploring strategic alternatives, which may include, among others, a strategic investment financing that would enable the company to pursue its business plan to commercialize the Conductus wire platform; a business combination such as a merger with another party; or a sale of STI. The Company’s timetable for the conclusion of this review and its decisions related to any potential strategic alternatives are subject to the company’s cash limitations previously disclosed.

Item 7.01. Regulation FD Disclosure.

On January 28, 2020, the Company issued a press release announcing the cost reduction plan discussed above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and the information therein is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1  included with this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: January 28, 2020	By:	/s/ William J. Buchanan
William J. Buchanan
Vice President and Chief Financial Officer